UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 4, 2014

WELLNESS CENTER USA, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-173216	27-2980395
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employee Identification No.)

1014 E Algonquin Rd, Ste. 111, Schaumburg, IL, 60173

(Address of Principal Executive Offices)

(847) 925-1885

(Issuer Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2014, Stealthco, Inc., a wholly-owned subsidiary of the Company, entered into an Asset Purchase Agreement (“Purchase Agreement”) and acquired certain assets of SMI Holdings, Inc., a Minnesota corporation d/b/a StealthMark, Inc. (“SMI”) engaged in the business of selling, licensing or otherwise providing certain authentication and encryption products and services from facilities located in Centerville, Minnesota.  In consideration for the purchased assets, the Company agreed to issue 376,000 shares of $0.001 par value common stock (“WCUI Shares”) and 90,505 five-year warrants (“Warrants”) for an additional 90,505 WCUI Shares.  The WCUI Shares and Warrants are issuable on the Closing Date of the transaction and following satisfaction of certain conditions and deliveries as provided in the Purchase Agreement. The Company would be obligated to pay royalties for a period commencing with the Closing Date and continuing through the third anniversary of the Closing Date or the date upon which aggregate, cumulative royalties paid equal $250,000, whichever first occurs. The Company would pay royalties annually in the amount equal to 5% of Net Revenues collected by the Company and arising from or relating to the sale of SMI authentication and encryption products and services, subject to an aggregate cap of $250,000.

The Purchase Agreement contains customary representations and warranties, non-compete and non-solicitation provisions.  A copy of the Purchase Agreement is included as Exhibit 2.1 to this Current Report and is the legal document that governs the terms of the transaction described therein and the other actions contemplated by the Purchase Agreement.   The discussion of the Purchase Agreement set forth herein is qualified in its entirety by reference to Exhibit 2.1.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of business acquired. None.

(b)

Pro forma financial information.   None.

(c)

Shell Company Transaction. Not applicable.

(d)  Exhibits.

2.1

Purchase Agreement dated as of March 31, 2014 by and between SMI Holdings, Inc., a Minnesota corporation d/b/a StealthMark, Inc. and Stealthco, Inc., a wholly-owned subsidiary of Wellness Center USA, Inc.*

99.1	Press Release of Wellness Center USA, Inc. dated April 9, 2014.

* Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K.   The Company hereby undertakes to furnish copies of any omitted exhibits and schedules upon request by the SEC.

EXHIBIT INDEX

Exhibit No.	Description
2.1

Purchase Agreement dated as of March 31, 2014 by and between SMI Holdings, Inc., a Minnesota corporation d/b/a StealthMark, Inc. and Stealthco, Inc., a wholly-owned subsidiary of Wellness Center USA, Inc.*

99.1	Press Release of Wellness Center USA, Inc. dated April 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLNESS CENTER USA, INC.

Date: April 9, 2014	By:	/s/ Andrew J. Kandalepas
Andrew J. Kandalepas
Chairman, Chief Executive Officer, Principal Accounting Officer, and Chief Financial Officer

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